SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  September 5, 2001


                             WELLSTONE FILTERS, INC.
             (Exact name of registrant as specified in its charter)


                              FARALLON CORPORATION
                                  (Former Name)

                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-28161                                                   33-0619264
(Commission File Number)                      (IRS Employer Identification No.)


 712 Kitchawan Road, Ossining, New York                               10562
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (914) 762-7812
         CIK Number 0001092802



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Item 8.       Change in Fiscal Year.

          On September 5, 2001, the Board of Directors resolved to change the Registrant's fiscal year end from June 30 to December 31 in alignment with the fiscal year end of its operating subsidiary.

          Pursuant to Rule 13a-10, the Registrant is required to file a transition report on Form 10-KSB for the six months ended December 31, 2000. This report is due on December 4, 2001. However, under Rule 13a-10(e), no quarterly report on Form 10-QSB is due for the quarter ended June 30, 2001. However, the Registrant will be required to include information for the quarter ended June 30, 2001 in its Quarterly Report on Form 10-QSB for the quarter ended September 30, 2001.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 6, 2001                              WELLSTONE FILTERS, INC



                                                       By: /s/ Learned J. Hand
                                                       Learned J. Hand
                                                       Chief Executive Officer


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